Reconciliations of Non-GAAP Financial Measures December 31, 2017 (Unaudited)

SABRA HEALTH CARE REIT, INC.

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

FFO, Normalized FFO, AFFO and Normalized AFFO

(dollars in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,	
	2017	2016	2017	2016
Net income attributable to common stockholders	$ 101,385	$ 20,615	$ 148,141	$ 60,034
Add:				
Depreciation of real estate assets	51,592	17,199	113,882	68,472
Depreciation and amortization of real estate assets related to noncontrolling interests	(45)	-	(53)	-
Net (gain) loss on sales of real estate	(47,415)	2,919	(52,029)	6,122
Impairment of real estate	1,326	-	1,326	29,811
FFO attributable to common stockholders	**$ 106,843**	**$ 40,733**	**$ 211,267**	**$ 164,439**
Lease termination fee	-	(2,992)	(2,634)	(7,724)
Additional default interest income	-	-	-	(4,398)
CCP merger and transition related costs	-	-	-	-
Non-recurring or unusual expensed acquisition pursuit costs	1,633	-	35,617	624
Loss on extinguishment of debt	-	-	553	556
Provision for doubtful accounts and loan losses, net	9,323	3,244	12,457	3,941
Other normalizing items [1]	116	(373)	279	(1,000)
Normalized FFO attributable to common stockholders	**$ 117,915**	**$ 40,612**	**$ 257,539**	**$ 156,438**
FFO attributable to common stockholders	**$ 106,843**	**$ 40,733**	**$ 211,267**	**$ 164,439**
Merger and acquisition costs [2]	505	(25)	30,255	1,197
Stock-based compensation expense [2]	29	1,359	7,017	7,496
Straight-line rental income adjustments	(11,180)	(5,274)	(29,440)	(21,984)
Amortization of above and below market lease intangibles, net	(1,549)	-	(912)	-
Non-cash interest income adjustments	(632)	33	(769)	582
Non-cash interest expense	2,488	1,525	7,776	5,678
Non-cash portion of loss on extinguishment of debt	-	-	553	556
Change in fair value of contingent consideration	126	(1,576)	(426)	(1,526)
Provision for doubtful straight-line rental income, loan losses and other reserves	10,044	2,388	16,854	5,833
Other non-cash adjustments [3]	(104)	(395)	103	(806)
AFFO attributable to common stockholders	**$ 106,570**	**$ 38,768**	**$ 242,278**	**$ 161,465**
CCP transition costs	708	-	5,005	-
Additional default interest income	-	-	-	(4,398)
Lease termination fee	-	(2,992)	(2,634)	(7,724)
(Recovery) provision for doubtful cash income	(385)	(131)	176	(290)
Other normalizing items [1]	236	23	294	(194)
Normalized AFFO attributable to common stockholders	**$ 107,129**	**$ 35,668**	**$ 245,119**	**$ 148,859**
Amounts per diluted common share attributable to common stockholders:				
Net income	**$ 0.57**	**$ 0.31**	**$ 1.40**	**$ 0.92**
FFO	**$ 0.60**	**$ 0.62**	**$ 2.00**	**$ 2.51**
Normalized FFO	**$ 0.66**	**$ 0.62**	**$ 2.43**	**$ 2.39**
AFFO	**$ 0.60**	**$ 0.59**	**$ 2.28**	**$ 2.45**
Normalized AFFO	**$ 0.60**	**$ 0.54**	**$ 2.31**	**$ 2.26**
Weighted average number of common shares outstanding, diluted:				
Net income, FFO and Normalized FFO	178,428,200	65,671,345	105,842,434	65,520,672
AFFO and Normalized AFFO	178,647,299	65,923,624	106,074,862	65,904,435

[1] Other normalizing items for FFO include operating expenses other than for Senior Housing - Managed communities and ineffectiveness gain/loss related to our LIBOR interest rate swaps and gain on sale of 48 skilled nursing beds. Other normalizing items for AFFO include operating expenses other than for Senior Housing - Managed communities and gain on sale of 48 skilled nursing beds.

[2] Merger and acquisition costs incurred during the year ended December 31, 2017 primarily relate to the CCP merger. Merger and acquisition costs include $1.4 million of stock-based compensation expense related to former CCP employees.

[3] Other non-cash adjustments include ineffectiveness gain/loss on derivative instruments and other non-cash income/loss.

2

3 Year Ended December 31, 2017 Net Income attributable to Sabra Health Care REIT, Inc. 158,383$ Interest 88,440 Income tax expense 651 Depreciation and amortization 113,882 EBTIDA 361,356$ Stock-based compensation expense 7,017 Merger and acquisition costs 30,255 CCP transition costs 5,005 Provision for loan losses and other reserves 6,367 Impairment of real estate 1,326 Loss on extinguishment of debt 553 Other income (2,876) Net gain on sales of real estate (52,029) Adjusted EBITDA (1) 356,974 Annualizing adjustments (2) 245,348 Annualized Adjusted EBITDA (3) 602,322$ Pro forma adjustments for: Acquisitions (4) 40,011 Genesis and CCP rent reductions (24,983) Facilities transitioned to new operator (5,530) Pro Forma Annualized Adjusted EBITDA (5) 611,820$ Adjustment for: Unconsolidated joint venture interest expense (6) 18,993 Pro Forma Annualized Adjusted EBITDA, as adjusted 630,813$ (2) Annualizing adjustments give effect to the acquisitions and dispositions completed during the year ended December 31, 2017 as though such acquisitions and dispositions were completed as of January 1, 2017. (4) Includes the Enlivant and North American Healthcare acquisitions completed subsequent to December 31, 2017 as though such acquisitions were completed at the beginning of the period presented. (6) Represents Sabra's pro rata share of unconsolidated joint venture interest expense as though our investment in the Enlivant joint venture was completed at the beginning of the period presented. (5) Pro Forma Annualized Adjusted EBITDA is calculated as Annualized Adjusted EBITDA adjusted to give effect to acquisitions, dispositions and other transactions completed after the period presented as though such acquisitions, dispositions and other transactions occurred at the beginning of the period. RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES Adjusted EBITDA, Annualized Adjusted EBITDA, Pro Forma Annualized Adjusted EBITDA, and Pro Forma Annualized Adjusted EBITDA, As Adjusted (in thousands) (3) Annualized Adjusted EBITDA is calculated as Adjusted EBITDA as adjusted to give effect to the adjustments described in footnote 2 above. (1) Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company's long-term equity award program and loan loss reserves.

SABRA HEALTH CARE REIT, INC.

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

Annualized Cash NOI by Relationship

(in thousands)

	Year Ended December 31, 2017												
	Senior Care Centers	Enlivant	Genesis Healthcare, Inc.	Avamere Family of Companies	Signature Healthcare	Holiday AL Holdings LP	North American Healthcare	Signature Behavioral	Cadia Healthcare	The McGuire Group	All Other Relationships	Corporate	Total
Net Income (loss)	$ 19,211	$ -	$ 113,956	$ 13,248	$ 8,661	$ 24,066	$ 7,215	$ 9,051	$ 7,956	$ 5,294	$ 109,133	$ (159,426)	$ 158,365
Adjustments:													
Depreciation and amortization	4,986	-	16,036	4,092	5,042	15,184	2,444	3,223	2,622	2,376	57,010	867	113,882
Interest	1,140	-	4,875	-	-	-	-	-	-	-	1,669	80,756	88,440
General and administrative	-	-	-	-	-	-	-	-	-	-	-	32,401	32,401
Merger and acquisition costs	-	-	-	-	-	-	-	-	-	-	-	30,255	30,255
Provision for doubtful accounts and loan losses	-	-	-	-	-	-	-	-	-	-	-	17,113	17,113
Impairment of real estate	-	-	-	-	-	-	-	-	-	-	1,326	-	1,326
Loss on extinguishment of debt	-	-	-	-	-	-	-	-	-	-	-	553	553
Other income	-	-	-	-	-	-	-	-	-	-	-	(3,170)	(3,170)
Net (gain) loss on sale of real estate	-	-	(54,627)	-	204	-	-	-	-	-	2,394	-	(52,029)
Income tax expense	-	-	-	-	-	-	-	-	-	-	-	651	651
Net Operating Income	$ 25,337	$ -	$ 80,240	$ 17,340	$ 13,907	$ 39,250	$ 9,659	$ 12,274	$ 10,578	$ 7,670	$ 171,532	$ -	$ 387,787
Non-cash rental income adjustments	(2,541)	-	(1,884)	(2,372)	371	(6,245)	(1,090)	(957)	(564)	(2,106)	(12,964)	-	(30,352)
Cash Net Operating Income	$ 22,796	$ -	$ 78,356	$ 14,968	$ 14,278	$ 33,005	$ 8,569	$ 11,317	$ 10,014	$ 5,564	$ 158,568	$ -	$ 357,435
Annualizing adjustments	35,992	-	(8,205)	25,101	24,256	859	21,675	18,971	173	9,327	85,860	-	214,009
Annualized Cash Net Operating Income	$ 58,788	$ -	$ 70,151	$ 40,069	$ 38,534	$ 33,864	$ 30,244	$ 30,288	$ 10,187	$ 14,891	$ 244,428	$ -	$ 571,444
Pro forma adjustments for:													
Acquisitions	-	54,968	-	-	-	-	3,424	-	-	-	-	-	58,392
Genesis and CCP rent reductions	-	-	(19,000)	-	(3,000)	-	-	-	-	-	(2,983)	-	(24,983)
Facilities transitioned to new operator	-	-	-	-	-	-	-	-	18,527	-	(25,941)	-	(7,414)
Pro forma Annualized Cash Net Operating Income	$ 58,788	$ 54,968	$ 51,151	$ 40,069	$ 35,534	$ 33,864	$ 33,668	$ 30,288	$ 28,714	$ 14,891	$ 215,504	$ -	$ 597,439

4

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

Annualized Cash NOI by Relationship

(in thousands)

	Year Ended December 31, 2016							
	Genesis	Holiday AL Holdings LP	NMS Healthcare	Canadian Portfolio	Cadia Healthcare	All Other Relationships	Corporate	Total
Net Income (loss)	$ 52,211	$ 24,066	$ 19,356	$ 5,634	$ 7,956	$ 34,823	$ (73,841)	$ 70,205
Adjustments:								
Depreciation and amortization	17,056	15,184	7,110	4,389	2,622	21,295	816	68,472
Interest	5,091	-	400	660	-	1,037	57,685	64,873
General and administrative	-	-	-	-	-	-	17,671	17,671
Merger and acquisition costs	-	-	-	-	-	-	1,197	1,197
Provision for doubtful accounts and loan losses	-	-	-	-	-	-	5,543	5,543
Impairment of real estate	-	-	-	-	-	29,811	-	29,811
Loss on extinguishment of debt	-	-	-	-	-	-	556	556
Other income	-	-	-	-	-	-	(10,677)	(10,677)
Net loss (gain) on sale of real estate	4,602	-	-	(21)	-	1,541	-	6,122
Income tax expense	-	-	-	-	-	-	1,050	1,050
Net Operating Income	$ 78,960	$ 39,250	$ 26,866	$ 10,662	$ 10,578	$ 88,507	$ -	$ 254,823
Non-cash rental income adjustments	(2,181)	(7,475)	(4,295)	(1,119)	(856)	(6,058)	-	(21,984)
Cash Net Operating Income	$ 76,779	$ 31,775	$ 22,571	$ 9,543	$ 9,722	$ 82,449	$ -	$ 232,839
Annualizing adjustments	1,285	943	2,791	1,096	168	(13,988)	-	(7,705)
Annualized Cash Net Operating Income	$ 78,064	$ 32,718	$ 25,362	$ 10,639	$ 9,890	$ 68,461	$ -	$ 225,134

5

SABRA HEALTH CARE REIT, INC.

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

Annualized Cash NOI by Facility Type

(in thousands)

	Three months Ended December 31, 2017							
		Senior Housing						
	Skilled Nursing/ Transitional Care	Senior Housing - Leased	Senior Housing - Managed	Total Senior Housing	Specialty Hospitals and Other	Interest and Other Income	Corporate	Total
Net Income (loss)	$ 120,147	$ 15,225	$ 1,236	$ 16,461	$ 9,292	$ 6,964	$ (48,895)	$ 103,969
Adjustments:								
Depreciation and amortization	37,428	8,312	1,423	9,735	4,211	-	218	51,592
Interest	1,915	477	-	477	-	-	29,830	32,222
General and administrative	-	-	-	-	-	-	8,242	8,242
Merger and acquisition costs	-	-	-	-	-	-	505	505
Provision for doubtful accounts and loan losses	-	-	-	-	-	-	9,659	9,659
Impairment of real estate	1,326	-	-	-	-	-	-	1,326
Other income	-	-	-	-	-	-	(49)	(49)
Net gain on sale of real estate	(46,762)	(653)	-	(653)	-	-	-	(47,415)
Income tax expense	-	-	-	-	-	-	490	490
Net Operating Income	$ 114,054	$ 23,361	$ 2,659	$ 26,020	$ 13,503	$ 6,964	$ -	$ 160,541
Non-cash rental income adjustments	(8,114)	(2,810)	-	(2,810)	(1,804)	-	-	(12,728)
Cash Net Operating Income	$ 105,940	$ 20,551	$ 2,659	$ 23,210	$ 11,699	$ 6,964	$ -	$ 147,813
Cash Net Operating Income not included in same store	(76,721)	(3,902)	(2,132)	(6,034)	(10,408)			
Same store Cash Net Operating Income	$ 29,219	$ 16,649	$ 527	$ 17,176	$ 1,291			

6

7 Skilled Nursing/ Transitional Care Senior Housing - Leased Senior Housing - Managed Total Senior Housing Specialty Hospitals and Other Interest and Other Income Corporate Total Net Income (loss) 21,967$ 13,682$ 259$ 13,941$ 898$ 1,981$ (15,617)$ 23,170$ Adjustments: Depreciation and amortization 8,202 8,030 271 8,301 475 - 221 17,199 Interest 1,176 484 - 484 - - 14,074 15,734 General and administrative - - - - - - 4,159 4,159 Merger and acquisition costs - - - - - - (25) (25) Provision for doubtful accounts and loan losses - - - - - - 2,257 2,257 Other income - - - - - - (5,332) (5,332) Net loss (gain) on sale of real estate 2,940 (21) - (21) - - - 2,919 Income tax expense - - - - - - 263 263 Net Operating Income 34,285$ 22,175$ 530$ 22,705$ 1,373$ 1,981$ -$ 60,344$ Non-cash rental income adjustments (2,282) (2,879) - (2,879) (113) - - (5,274) Cash Net Operating Income 32,003$ 19,296$ 530$ 19,826$ 1,260$ 1,981$ -$ 55,070$ Cash Net Operating Income not included in same store (4,784) (2,329) - (2,329) - Same store Cash Net Operating Income 27,219$ 16,967$ 530$ 17,497$ 1,260$ RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES Annualized Cash NOI by Facility Type (in thousands) Three months Ended December 31, 2016 Senior Housing

SABRA HEALTH CARE REIT, INC.

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

Annualized Cash NOI by Facility Type

(in thousands)

	Year Ended December 31, 2017							
		Senior Housing						
	Skilled Nursing/ Transitional Care	Senior Housing - Leased	Senior Housing - Managed	Total Senior Housing	Specialty Hospitals and Other	Interest and Other Income	Corporate	Total
Net Income (loss)	$ 230,358	$ 51,539	$ 4,253	$ 55,792	$ 16,615	$ 15,026	$ (159,426)	$ 158,365
Adjustments:								
Depreciation and amortization	68,638	33,253	4,317	37,570	6,807	-	867	113,882
Interest	5,772	1,912	-	1,912	-	-	80,756	88,440
General and administrative	-	-	-	-	-	-	32,401	32,401
Merger and acquisition costs	-	-	-	-	-	-	30,255	30,255
Provision for doubtful accounts and loan losses	-	-	-	-	-	-	17,113	17,113
Impairment of real estate	1,326	-	-	-	-	-	-	1,326
Loss on extinguishment of debt	-	-	-	-	-	-	553	553
Other income	-	-	-	-	-	-	(3,170)	(3,170)
Net gain on sale of real estate	(51,370)	(659)	-	(659)	-	-	-	(52,029)
Income tax expense	-	-	-	-	-	-	651	651
Net Operating Income	$ 254,724	$ 86,045	$ 8,570	$ 94,615	$ 23,422	$ 15,026	$ -	$ 387,787
Non-cash rental income adjustments	(17,254)	(10,363)	-	(10,363)	(2,735)	-	-	(30,352)
Cash Net Operating Income	$ 237,470	$ 75,682	$ 8,570	$ 84,252	$ 20,687	$ 15,026	$ -	$ 357,435
Annualizing adjustments	179,231	8,020	2,099	10,119	26,262	(1,603)	-	214,009
Annualized Cash Net Operating Income	$ 416,701	$ 83,702	$ 10,669	$ 94,371	$ 46,949	$ 13,423	$ -	$ 571,444
Pro forma adjustments for:								
Acquisitions	3,424	-	54,968	54,968	-	-	-	58,392
Genesis and CCP rent reductions	(24,983)	-	-	-	-	-	-	(24,983)
Facilities transitioned to new operator	(7,414)	-	-	-	-	-	-	(7,414)
Pro forma Annualized Cash Net Operating Income	$ 387,728	$ 83,702	$ 65,637	$ 149,339	$ 46,949	$ 13,423	$ -	$ 597,439

8

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

Annualized Cash NOI by Facility Type

(in thousands)

	Year Ended December 31, 2016							
		Senior Housing						
	Skilled Nursing/ Transitional Care	Senior Housing - Leased	Senior Housing - Managed	Total Senior Housing	Specialty Hospitals and Other	Interest and Other Income	Corporate	Total
Net Income (loss)	$ 91,702	$ 51,574	$ 997	$ 52,571	$ (27,690)	$ 27,463	$ (73,841)	$ 70,205
Adjustments:								
Depreciation and amortization	32,319	30,929	1,088	32,017	3,320	-	816	68,472
Interest	5,218	1,970	-	1,970	-	-	57,685	64,873
General and administrative	-	-	-	-	-	-	17,671	17,671
Merger and acquisition costs	-	-	-	-	-	-	1,197	1,197
Provision for doubtful accounts and loan losses	-	-	-	-	-	-	5,543	5,543
Impairment of real estate	-	-	-	-	29,811	-	-	29,811
Loss on extinguishment of debt	-	-	-	-	-	-	556	556
Other income	-	-	-	-	-	-	(10,677)	(10,677)
Net loss (gain) on sale of real estate	6,091	(21)	-	(21)	52	-	-	6,122
Income tax expense	-	-	-	-	-	-	1,050	1,050
Net Operating Income	$ 135,330	$ 84,452	$ 2,085	$ 86,537	$ 5,493	$ 27,463	$ -	$ 254,823
Non-cash rental income adjustments	(9,429)	(12,091)	-	(12,091)	(464)	-	-	(21,984)
Cash Net Operating Income	$ 125,901	$ 72,361	$ 2,085	$ 74,446	$ 5,029	$ 27,463	$ -	$ 232,839
Annualizing adjustments	2,026	9,617	48	9,665	46	(19,442)	-	(7,705)
Annualized Cash Net Operating Income	$ 127,927	$ 81,978	$ 2,133	$ 84,111	$ 5,075	$ 8,021	$ -	$ 225,134

9

10 Private Payors Non-Private Payors Corporate Total Net Income (loss) 111,187$ 206,604$ (159,426)$ 158,365$ Adjustments: Depreciation and amortization 52,301 60,714 867 113,882 Interest 2,882 4,802 80,756 88,440 General and administrative - - 32,401 32,401 Merger and acquisition costs - - 30,255 30,255 Provision for doubtful accounts and loan losses - - 17,113 17,113 Impairment of real estate 133 1,193 - 1,326 Loss on extinguishment of debt - - 553 553 Other income - - (3,170) (3,170) Net gain on sale of real estate (8,633) (43,396) - (52,029) Income tax expense - - 651 651 Net Operating Income 157,870$ 229,917$ -$ 387,787$ Non-cash rental income adjustments (15,323) (15,029) - (30,352) Cash Net Operating Income 142,547$ 214,888$ -$ 357,435$ Annualizing adjustments 50,391 163,618 - 214,009 Annualized Cash Net Operating Income 192,938$ 378,506$ -$ 571,444$ Pro forma adjustments for: Acquisitions 55,532 2,860 - 58,392 Genesis and CCP rent reductions (4,831) (20,152) - (24,983) Facilities transitioned to new operator (961) (6,453) - (7,414) Pro forma Annualized Cash Net Operating Income 242,678$ 354,761$ -$ 597,439$ RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES Annualized Cash NOI by Payor Type (in thousands) Year Ended December 31, 2017

11 Private Payors Non-Private Payors Corporate Total Net Income (loss) 62,339$ 81,707$ (73,841)$ 70,205$ Adjustments: Depreciation and amortization 38,960 28,696 816 68,472 Interest 2,542 4,646 57,685 64,873 General and administrative - - 17,671 17,671 Merger and acquisition costs - - 1,197 1,197 Provision for doubtful accounts and loan losses - - 5,543 5,543 Impairment of real estate 29,811 - - 29,811 Loss on extinguishment of debt - - 556 556 Other income - - (10,677) (10,677) Net loss on sale of real estate 1,273 4,849 - 6,122 Income tax expense - - 1,050 1,050 Net Operating Income 134,925$ 119,898$ -$ 254,823$ Non-cash rental income adjustments (13,449) (8,535) - (21,984) Cash Net Operating Income 121,476$ 111,363$ -$ 232,839$ Annualizing adjustments (9,841) 2,136 - (7,705) Annualized Cash Net Operating Income 111,635$ 113,499$ -$ 225,134$ RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES Annualized Cash NOI by Payor Type (in thousands) Year Ended December 31, 2016

12 NON-GAAP FINANCIAL MEASURES DEFINITIONS Adjusted EBITDA. Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company's long-term equity award program, and loan loss reserves. Adjusted EBITDA is an important non-GAAP supplemental measure of operating performance. Annualized Cash Net Operating Income (“Annualized Cash NOI”). The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. We consider Annualized Cash NOI an important supplemental measure because it allows investors, analysts and our management to evaluate the operating performance of our investments. We define Annualized Cash NOI as Annualized Revenues less operating expenses and non-cash revenues. Annualized Cash NOI excludes all other financial statement amounts included in net income. Annualized Revenues. The annual straight-line rental revenues under leases and interest and other income generated by the Company's loans receivable and other investments based on amounts invested and applicable terms as of the end of the period presented. Annualized Revenues do not include tenant recoveries or additional rents. Cash Net Operating Income ("Cash NOI"). The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. We consider Cash NOI an important supplemental measure because it allows investors, analysts and our management to evaluate the operating performance of our investments. We define Cash NOI as total revenues less operating expenses and non-cash revenues. Cash NOI excludes all other financial statement amounts included in net income. Funds From Operations Attributable to Common Stockholders (“FFO”) and Adjusted Funds from Operations Attributable to Common Stockholders (“AFFO”). The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company also believes that Funds From Operations, or FFO, as defined in accordance with the definition used by the National Association of Real Estate Investment Trusts (“NAREIT”), and Adjusted Funds from Operations, or AFFO (and related per share amounts) are important non-GAAP supplemental measures of the Company's operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. Thus, NAREIT created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income attributable to common stockholders, as defined by GAAP. FFO is defined as net income attributable to common stockholders, computed in accordance with GAAP, excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization, net of amounts related to noncontrolling interests, and real estate impairment charges. AFFO is defined as FFO excluding merger and acquisition costs, stock-based compensation expense, straight-line rental income adjustments, amortization of above and below market lease intangibles, net, non-cash interest income adjustments, non-cash interest expense, as well as other non-cash revenue and expense items (including non-cash portion of loss on extinguishment of debt, change in fair value of contingent consideration, provision for doubtful straight-line rental income, loan losses and other reserves, ineffectiveness gain/loss on derivative instruments, and non-cash revenue and expense amounts related to noncontrolling interests). The Company believes that the use of FFO and AFFO (and the related per share amounts), combined with the required GAAP presentations, improves the understanding of the Company's operating results among investors and makes comparisons of operating results among real estate investment trusts more meaningful. The Company considers FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding the applicable items listed above, FFO and AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. While FFO and AFFO are relevant and widely used measures of operating performance of real estate investment trusts, they do not represent cash flows from operations or net income attributable to common stockholders as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current NAREIT definition or that interpret the current NAREIT definition or define AFFO differently than the Company does. Net Operating Income ("NOI"). The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. We consider NOI an important supplemental measure because it allows investors, analysts and our management to evaluate the operating performance of our investments. We define NOI as total revenues less operating expenses. NOI excludes all other financial statement amounts included in net income. Normalized FFO and Normalized AFFO. Normalized FFO and Normalized AFFO represent FFO and AFFO, respectively, adjusted for certain income and expense items that the Company does not believe are indicative of its ongoing operating results. The Company considers Normalized FFO and Normalized AFFO to be useful measures to evaluate the Company’s operating results excluding these income and expense items to help investors compare the operating performance of the Company between periods or as compared to other companies. Normalized FFO and Normalized AFFO do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. Normalized FFO and Normalized AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of Normalized FFO and Normalized AFFO may not be comparable to Normalized FFO and Normalized AFFO reported by other REITs that do not define FFO in accordance with the current NAREIT definition or that interpret the current NAREIT definition or define FFO and AFFO or Normalized FFO and Normalized AFFO differently than the Company does.